UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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STELLAR ACQUISITION III INC.

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STELLAR ACQUISITION III INC.
90 Kifissias Avenue
Maroussi Athens, Greece

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY   , 2018

TO THE SHAREHOLDERS OF STELLAR ACQUISITION III INC.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of shareholders of Stellar Acquisition III Inc., which we refer to as “we”, “us”, “our”, “Stellar” or the “Company”, to be held at 10:00 a.m. Eastern Time on May   , 2018 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated April    , 2018, and is first being mailed to shareholders of the Company on or about April    , 2018. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●

a proposal to amend the Company’s second amended and restated articles of incorporation, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on August 24, 2016, which we refer to as the “IPO”, from May 24, 2018 to November 26, 2018 or such earlier date as determined by the Board, which we refer to as the “Extension”, and such later date, the “Extended Date”;

●

a proposal to amend the Investment Management Trust Agreement, which we refer to as the “Trust Agreement”, dated August 18, 2016, by and between the Company and Continental Stock Transfer & Trust Company, which we refer to as “Continental”, in the form set forth in Annex B to the accompanying Proxy Statement, to extend the date on which Continental must liquidate the trust account, which we refer to as the “Trust Account”, established in connection with our IPO if the Company has not completed an initial business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment, which we refer to as the “Trust Amendment” and such proposal the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination with Phunware, Inc. (“Phunware”) pursuant to an agreement and plan of merger dated as of February 27, 2018 (as may be further amended or supplemented from time to time, the “Merger Agreement”) among Stellar, Phunware and certain other parties, or another initial business combination if the transactions contemplated by the Merger Agreement are not consummated. Hereafter, we may also refer to the transactions contemplated by the Merger Agreement as the “Phunware Business Combination.” Our board of directors (the “Board”) currently believes that there will not be sufficient time before May 24, 2018 to complete the Phunware Business Combination. Accordingly, the Board believes that in order to be able to consummate the Phunware Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our shareholders have the opportunity to participate in our future investment.

On February 27, 2018, Stellar entered into the Merger Agreement with Phunware and STLR Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Stellar (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into Phunware, with Phunware continuing as the surviving corporation. The aggregate merger consideration to be paid pursuant to the Merger Agreement to Phunware securityholders will be an amount equal to: (i) $301,000,000, plus (ii) the cash, cash equivalents and marketable securities of Phunware and its subsidiaries (collectively, the “Target Companies”), as of the closing date minus (iii) the aggregate indebtedness of the Target Companies (the “Merger Consideration”) as of the closing date.

Phunware offers a fully integrated software platform that equips Fortune 5000 companies with the products, solutions and services necessary to engage, manage and monetize their mobile application portfolios globally at scale. Phunware helps brands define, create, launch, promote, monetize and scale their mobile identities as a means to anchor the digital transformation of their customers’ journeys and brand interactions. Phunware’s Multiscreen as a Service (“MaaS”) platform provides the entire mobile lifecycle of applications, media and data in one login through one procurement relationship.

Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. and Firmus Investments Inc., which we refer to collectively as our “Sponsor”, have agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on May 24, 2018 and on the 24th day of each subsequent month), or portion thereof, that is needed by Stellar to complete the Phunware Business Combination or another business combination from May 24, 2018 (the date by which Stellar is currently required to complete a business combination) until the Extended Date (the “Contribution”). For example, if Stellar takes until November 26, 2018 to complete a business combination, which would represent six calendar months, Stellar’s insiders would make aggregate maximum Contributions of approximately $828,073, or $0.12 per share (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the Trust Account within five calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Stellar takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Stellar’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of approximately $10.38 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination. If our Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding shares of common stock issued in our IPO, which shares we refer to as the “public shares”, and which election we refer to as the “Election”, regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares when the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor, our officers and directors and our other initial shareholders, own an aggregate of 2,003,403 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and our Sponsor owns 7,970,488 warrants, which we refer to as the “Placement Warrants”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and demand that the Company redeem your shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May   , 2018). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Based upon the amount in the Trust Account as of February 28, 2018, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.38 at the time of the Special Meeting. The closing price of the Company’s common stock on , 2018 was $ . The Company cannot assure shareholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed a business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by May 24, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Marshall Islands law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on             , 2018 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on the Phunware Business Combination at this time. If you are a shareholder as of the record date for the special meeting to seek shareholder approval of the Phunware Business Combination or another business combination in the event that the Phunware Business Combination is not consummated, you will have the right to vote on such business combination when it is submitted at a separate meeting of shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Marshall Islands law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

April , 2018	By Order of the Board of Directors

Prokopios (Akis) Tsirigakis
Co-Chief Executive Officer and Director

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a shareholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on May   , 2018: This notice of meeting and the accompanying Proxy Statement are available at.

STELLAR ACQUISITION III INC.
90 Kifissias Avenue
Maroussi Athens, Greece

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY   , 2018

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of shareholders of Stellar Acquisition III Inc., which we refer to as “we”, “us”, “our”, “Stellar” or the “Company”, will be held at 10:00 a.m. Eastern Time on May   , 2018 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas,11th Floor, New York, New York 10105, for the sole purpose of considering and voting upon the following proposals:

●

a proposal to amend the Company’s second amended and restated articles of incorporation, which we refer to as the “charter”, in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s common stock included as part of the units sold in the Company’s initial public offering that was consummated on August 24, 2016, which we refer to as the “IPO”, from May 24, 2018 to November 26, 2018 or such earlier date as determined by the Board, which we refer to as the “Extension”, and such later date, the “Extended Date”;

●

a proposal to amend the Investment Management Trust Agreement, which we refer to as the “Trust Agreement”, dated August 18, 2016, by and between the Company and Continental Stock Transfer & Trust Company, which we refer to as “Continental”, in the form set forth in Annex B, to extend the date on which Continental must liquidate the trust account, which we refer to as the “Trust Account”, established in connection with our IPO if the Company has not completed an initial business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal, which we refer to as the “Trust Amendment” and such proposal we refer to as the “Trust Amendment Proposal”; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete an initial business combination. The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination with Phunware, Inc. (“Phunware”) pursuant to an agreement and plan of merger dated as of February 27, 2018 (as may be further amended or supplemented from time to time, the “Merger Agreement”) among Stellar, Phunware and certain other parties, or another initial business combination if the transactions contemplated by the Merger Agreement are not consummated. Hereafter, we may also refer to the transactions contemplated by the Merger Agreement as the “Phunware Business Combination.” Our Board currently believes that there will not be sufficient time before May 24, 2018 to complete the Phunware Business Combination. Accordingly, the Board believes that in order to be able to consummate the Phunware Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our shareholders have the opportunity to participate in our future investment.

On February 27, 2018, Stellar entered into the Merger Agreement with Phunware and STLR Merger Subsidiary Inc., a Delaware corporation and a wholly-owned subsidiary of Stellar (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into Phunware, with Phunware continuing as the surviving corporation. The aggregate merger consideration to be paid pursuant to the Merger Agreement to Phunware securityholders will be an amount equal to: (i) $301,000,000, plus (ii) the cash, cash equivalents and marketable securities of Phunware and its subsidiaries (collectively, the “Target Companies”), as of the closing date minus (iii) the aggregate indebtedness of the Target Companies (the “Merger Consideration”) as of the closing date.

Phunware offers a fully integrated software platform that equips Fortune 5000 companies with the products, solutions and services necessary to engage, manage and monetize their mobile application portfolios globally at scale. Phunware helps brands define, create, launch, promote, monetize and scale their mobile identities as a means to anchor the digital transformation of their customers’ journeys and brand interactions. Phunware’s Multiscreen as a Service (“MaaS”) platform provides the entire mobile lifecycle of applications, media and data in one login through one procurement relationship.

If the Extension Amendment is approved, Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. and Firmus Investments Inc., which we refer to collectively as our “Sponsor”, have agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on May 24, 2018 and on the 24th day of each subsequent month), or portion thereof, that is needed by Stellar to complete the Phunware Business Combination or another business combination from May 24, 2018 (the date by which Stellar is currently required to complete a business combination) until the Extended Date (the “Contribution”). For example, if Stellar takes until November 26, 2018 to complete a business combination, which would represent six calendar months, Stellar’s insiders would make aggregate maximum Contributions of approximately $828,073, or $0.12 per share (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the Trust Account within five calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Stellar takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Stellar’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of approximately $10.38 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination. If our Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We will not proceed with the Extension if the number of redemptions or repurchases of our public shares causes us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than approximately 95% of our public shares) following approval of the Extension Amendment Proposal and Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares, which we refer to as the “Election”. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of shareholders, holders of public shares will continue to retain their right to redeem their public shares upon consummation of the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, when such business combination is submitted to the shareholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public shareholders who vote “FOR” the Extension Amendment Proposal and the Trust Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

To exercise your redemption rights, you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and demand that the Company redeem your shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or May   , 2018). A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $71.6 million that was in the Trust Account as of February 28, 2018. In such event, the Company may need to obtain additional funds to complete the Phunware Business Combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved and we do not consummate a business combination by May 24, 2018, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Marshall Islands law to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial shareholders, will not receive any monies held in the Trust Account as a result of their ownership of 2,003,403 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our IPO and 7,970,488 warrants, which we refer to as the “Placement Warrants”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, Messrs. Prokopios (Akis) Tsirigakis and George Syllantavos, our executive officers, have agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes and working capital expenses, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Messrs. Tsirigakis and Syllantavos will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that Messrs. Tsirigakis and Syllantavos would be able to satisfy those obligations. Based upon the amount in the Trust Account as of February 28, 2018, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.38. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.38, plus interest, due to unforeseen claims of creditors.

Under the laws of the Business Corporations Act of the Republic of the Marshall Islands, which we refer to as the “BCA”, shareholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public shareholders upon the redemption of our public shares in the event we do not complete our initial business combination within the required timeframe may be considered a liquidation distribution under Marshall Islands law. If a corporation complies with certain procedures set forth in Section 105 of the BCA intended to ensure that it makes reasonable provision for all claims against it, including a period of between six months and three years (which may be extended under certain circumstances) during which third party claims can be brought against the corporation before any liquidating distributions are made to shareholders, any liability of shareholders with respect to a liquidating distribution is limited to the lesser of such shareholder’s pro rata share of the claim or the amount distributed to the shareholder, and any liability of the shareholder would be barred after the third anniversary of the dissolution. However, it is our intention to redeem our public shares as soon as reasonably possible in the event we do not complete our business combination and, therefore, we do not intend to comply with those procedures.

Furthermore, if the pro rata portion of our trust account distributed to our public shareholders upon the redemption of our public shares in the event we do not complete our business combination within the required timeframe is not considered a liquidation distribution under Marshall Islands law and such redemption distribution is deemed to be unlawful, then pursuant to Section 100 of the BCA, the statute of limitations for claims of creditors could then be three years (which may be extended under certain circumstances) after the unlawful redemption distribution. If we are unable to complete our business combination within the required timeframe we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of the amount of interest which may be withdrawn to pay taxes and working capital expenses and less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Marshall Islands law to provide for claims of creditors and the requirements of other applicable law. Accordingly, it is our intention to redeem our public shares as soon as reasonably possible, and, therefore, we do not intend to comply with those procedures. As such, our shareholders could potentially be liable for any claims to the extent of distributions received by them (but no more) and any liability of our shareholders may extend well beyond the third anniversary of such date.

Because we will not be complying with Section 106 of the BCA with respect to giving published notice to third party claimants or creditors, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the three years (which may be extended under certain circumstances) following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses. Pursuant to the obligation contained in our underwriting agreement for our IPO, we have sought, and will continue to seek, to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for the Company to (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, the Company will amend the Trust Agreement to (i) permit the withdrawal of the Withdrawal Amount from the Trust Account and (ii) extend the date on which to liquidate the Trust Account to the Extended Date.

Our Board has fixed the close of business on , 2018 as the date for determining the Company shareholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 9,010,177 shares of the Company’s common stock outstanding, including 6,900,610 shares of the Company’s common stock issued in our IPO and 2,003,403 Founder Shares. The Company’s warrants do not have voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy a fee of $5,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated April     , 2018 and is first being mailed to shareholders on or about April    , 2018.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?	We are a blank check company formed in the Republic of the Marshall Islands on December 8, 2015, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other business combination with one or more businesses. In August 2016, we consummated our IPO from which we derived gross proceeds of $70,386,222. Like most blank check companies, our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, May 24, 2018). Our Board believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete the Phunware Business Combination or another initial business combination if the Phunware Business Combination is not consummated.

What is being voted on?	You are being asked to vote on:

● a proposal to amend our charter to extend the date by which we have to consummate a business combination from May 24, 2018 to November 26, 2018 or such earlier date as determined by the Board;

● a proposal to amend our Trust Agreement to extend the date on which Continental must liquidate the Trust Account if we have not completed a business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal; and

● a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of our Board’s plan to extend the date that we have to complete a business combination. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

We will not proceed with the Extension if redemptions of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than approximately 95% of our public shares) following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $71.6 million that was in the Trust Account as of February 28, 2018. In such event, we will need to obtain additional funds to complete the Phunware Business Combination or another initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by May 24, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Marshall Islands law to provide for claims of creditors and the other requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in trust to the holders of shares of common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before May 24, 2018. As explained below, we will not be able to complete an initial business combination by that date and therefore, we are asking for an extension of this timeframe.

On February 27, 2018, Stellar entered into the Merger Agreement with Phunware and Merger Sub. The Merger Agreement provides for the merger of Merger Sub with and into Phunware, with Phunware continuing as the surviving corporation. The aggregate merger consideration to be paid pursuant to the Merger Agreement to Phunware securityholders will be an amount equal to: (i) $301,000,000, plus (ii) the cash, cash equivalents and marketable securities of the Target Companies, as of the closing date minus (iii) the aggregate indebtedness of the Target Companies as of the closing date.

Phunware offers a fully integrated software platform that equips Fortune 5000 companies with the products, solutions and services necessary to engage, manage and monetize their mobile application portfolios globally at scale. Phunware helps brands define, create, launch, promote, monetize and scale their mobile identities as a means to anchor the digital transformation of their customers’ journeys and brand interactions. Phunware’s MaaS platform provides the entire mobile lifecycle of applications, media and data in one login through one procurement relationship.

The Company believes that given its expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from May 24, 2018 to November 26, 2018, and our Board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental Stock Transfer & Trust Company must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal.

You are not being asked to vote on the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for the special meeting to consider the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, you will retain the right to vote on such business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes shareholders should have an opportunity to evaluate the Phunware Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our common stock included as part of the units sold in our IPO from May 24, 2018 to November 26, 2018 or such earlier date as determined by the Board, and our Board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal. The Extension would give the Company the opportunity to complete a business combination. In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

Our charter provides that if our shareholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before May 24, 2018, we will provide our public shareholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given our expenditure of time, effort and money on the potential business combinations, circumstances warrant providing those who believe they might find any potential business combination to be an attractive investment with an opportunity to consider such a transaction.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Trust Amendment Proposal?	As discussed above, our Board believes that given our expenditure of time, effort and money on the potential business combinations with the targets we have identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under our charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than approximately 95% of our public shares) following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any initial business combination we propose. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?	Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our shareholders.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers, other initial shareholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal and the Trust Amendment Proposal. Currently, our Sponsor, our officers and directors and our other initial shareholders own approximately 22.2% of our issued and outstanding shares of common stock, including all of the Founder Shares. Our Sponsor, our directors, executive officers, other initial shareholders and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment and the Trust Amendment.

What amount will shareholders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment is approved?	If the Extension Amendment is approved, our Sponsor has agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on May 24, 2018 and on the 24th day of each subsequent month), or portion thereof, that is needed by Stellar to complete the Phunware Business Combination or another business combination from May 24, 2018 (the date by which Stellar is currently required to complete a business combination) until the Extended Date (the “Contribution”). For example, if Stellar takes until November 26, 2018 to complete a business combination, which would represent six calendar months, Stellar’s insiders would make aggregate maximum Contributions of approximately $828,073, or $0.12 per share (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the Trust Account within five calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Stellar takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Stellar’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of approximately $10.38 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination. If our Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

What vote is required to adopt the Extension Amendment Proposal?	Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding common stock on the record date. Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

What vote is required to approve the Trust Amendment Proposal?	Approval of the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding common stock on the record date. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

What vote is required to adopt the Adjournment Proposal?	The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?	If you do not want the Extension Amendment Proposal or Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. You will be entitled to redeem your shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal and elect to redeem your shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment and the Trust Amendment. If you abstain from voting on the Extension Amendment Proposal or the Trust Amendment Proposal, then you will not be eligible to redeem your shares. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment	Our Board will abandon the Extension Amendment and the Trust Amendment if our shareholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

Proposal or the Trust Amendment Proposal is not approved?	If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by May 24, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Marshall Islands law to provide for claims of creditors and the other requirements of other applicable law.

There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Placement Warrants.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?	If the Extension Amendment is approved, the Company and its management have until the Extended Date to complete its initial business combination.

We are seeking approval of the Extension Amendment Proposal and the Trust Amendment Proposal because we may not be able to complete all of the tasks listed above prior to May 24, 2018. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we expect to seek shareholder approval of the Phunware Business Combination or another business combination in the event that the Phunware Business Combination is not consummated. If shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal, we expect to consummate the Phunware Business Combination as soon as possible following such shareholder approval.

Upon approval by at least 65% of the common stock outstanding as of the record date of the Extension Amendment Proposal and the Trust Amendment Proposal, we will file an amendment to the charter with the Office of the Registrar of Corporations of the Republic of the Marshall Islands in the form set forth in Annex A hereto. We will remain a reporting company under the Exchange Act and our units, common stock and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor, our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our shareholders.

What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we have not consummated a business combination by May 24, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Marshall Islands law to provide for claims of creditors and other requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of a business combination, provided we have an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the proposed business combination?	Unless you elect to redeem your shares at this time, you will be able to vote on the Phunware Business Combination or another business combination in the event that the Phunware Business Combination is not consummated when it is submitted to shareholders if you are a shareholder on the record date for the special meeting to seek shareholder approval of such business combination. If you disagree with the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, you will retain your right to redeem your public shares upon consummation of the business combination in connection with the shareholder vote to approve the business combination, subject to any limitations set forth in our charter.

How do I change my vote?	You may change your vote by sending a later-dated, signed proxy card to our Secretary at Stellar Acquisition III Inc., 90 Kifissias Avenue, Maroussi Athens, Greece, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to our secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. Each of the Extension Amendment Proposal and the Trust Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, voting together as a single class.

Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Special Meeting or an abstention with respect to the Extension Amendment Proposal or Trust Amendment Proposal will have the same effect as a vote “AGAINST” such proposal. The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy. Accordingly, a Company shareholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of shareholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 4,505,089 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of our common stock at the close of business on , 2018 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 9,010,177 shares of our common stock were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.
What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	Our Sponsor, directors and officers and other initial shareholders have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of 2,003,403 Founder Shares (purchased for $25,000) and 7,970,488 Placement Warrants (purchased for approximately $4.0 million), which would expire worthless if a business combination is not consummated, and the possibility of future compensatory arrangements. In addition, our Sponsor holds promissory notes in the aggregate amount of $771,400, which notes are convertible into warrants, which may not be repaid if a business combination is not consummated. Furthermore, Phunware holds a promissory note in the amount of $201,268 that may not be repaid if the Phunware Business Combination is not consummated. See the section entitled “The Extension Amendment Proposal and the Trust Amendment Proposal — Interests of our Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under the BCA.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of common stock?	If the Extension is implemented, our public shareholders may seek to redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must (i) you must affirmatively vote either “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, (ii) check the box on the enclosed proxy card to elect redemption, and (iii) prior to 5:00 p.m. Eastern time on May , 2018 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy a fee of $5,500. We will also reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will decrease the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

You may also contact us at:

Stellar Acquisition III Inc. 90 Kifissias Avenue Maroussi Athens, Greece

You may also obtain additional information about the Company from documents filed with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this Proxy Statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may”, “expect”, “anticipate”, “contemplate”, “believe”, “estimate”, “intends”, and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this Proxy Statement provides examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and our ability to finance and consummate a business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement.

All forward-looking statements included herein attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, we undertake no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

BACKGROUND

Stellar Acquisition III Inc.

We are a blank check company formed in the Republic of the Marshall Islands on December 8, 2015, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization, exchangeable share transaction or other business combination with one or more businesses.

There are currently 9,010,177 shares of common stock, par value $0.0001 per share, of the Company issued and outstanding, including 6,900,610 shares originally sold as part of the units issued in our IPO and 2,003,403 Founder Shares. In addition, we issued warrants to purchase 6,900,610 shares of common stock (originally sold as part of the units issued in our IPO) as part of our IPO, along with 7,970,488 warrants issued to our Sponsor in a private placement simultaneously with the consummation of our IPO, which we refer to as the “private placement warrants”. Each warrant entitles its holder to purchase one share of our common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s common stock equals or exceeds $21.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The private placement warrants, however, are non-redeemable so long as they are held by our Sponsor or its permitted transferees.

On each of August 24, 2017, November 24, 2017 and February 23, 2018, Stellar issued unsecured promissory notes in the aggregate amounts of $303,300, $301,000 and $167,100, respectively, to our Sponsor and on February 2018, Stellar issued a promissory note in the aggregate amount of $201,268 to Phunware (in aggregate, the “Notes”). Our Sponsor has the option to convert any unpaid balance of the Notes into warrants exercisable for shares of its common stock, based on a conversion price of $0.50 per warrant. The terms of any such warrants shall be identical to the terms of the warrants issued pursuant to the private placement that was consummated by Stellar in connection with our initial public offering. On each of August 24, 2017, November 24, 2017 and February 23, 2018, our Sponsor, and on February 22, 2018, Phunware, deposited cash into the Trust Account and Stellar also instructed the trust agent to apply accrued interest earned on the funds held in the Trust Account available for withdrawal toward our Sponsor’s obligation to fund the Trust Account in connection with such extensions, representing an aggregate of $402,536, or $0.058 per public share. As such, Stellar extended the period of time to consummate its business combination three times, each for three months, to May 24, 2018. In connection with such extensions, the per public share amount in the Trust Account increased from $10.20 (as of the closing of its IPO) to approximately $10.38.

Net proceeds of $71,601,861 from our IPO and the simultaneous sale of our warrants in a private placement transaction, and loans provided to us in connection with prior extensions, including $1,725,153 of deferred underwriting commissions, are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The amount of proceeds not deposited in the Trust Account was approximately $500,000 at the closing of our IPO. In addition, interest income on the funds held in the Trust Account may be released to us to pay our franchise and income tax and working capital obligations. As of February 28, 2018, approximately $71.6 million was in the Trust Account. The mailing address of the Company’s principal executive office is 90 Kifissias Avenue, Maroussi Athens, Greece.

The purpose of the Extension Amendment and the Trust Amendment is to allow the Company more time to complete its initial business combination with Phunware pursuant to the Merger Agreement among Stellar, Phunware and certain other parties, or another initial business combination if the Phunware Business Combination is not consummated. Our Board currently believes that there will not be sufficient time before May 24, 2018 to complete the Phunware Business Combination. Accordingly, the Board believes that in order to be able to consummate the Phunware Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date that the Company has to consummate a business combination to the Extended Date in order that our shareholders have the opportunity to participate in our future investment.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a shareholder on the record date for the special meeting to consider the business combination, you will retain the right to vote on the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination to the Extended Date.

The Extension Amendment Proposal and the Trust Amendment Proposal are essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Phunware Business Combination or another initial business combination if the Phunware Business Combination is not consummated. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal is not approved and we have not consummated a business combination by May 24, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Marshall Islands law to provide for claims of creditors and other requirements of applicable law.

The Board believes that, given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Company’s Trust Agreement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed a business combination, from May 24, 2018 to November 26, 2018, and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement in Annex B, and which has been previously approved by both the Company and Continental.

If the Extension Amendment is approved, our Sponsor has agreed to contribute to us as a loan $0.02 for each public share that is not redeemed, for each calendar month (commencing on May 24, 2018 and on the 24th day of each subsequent month), or portion thereof, that is needed by Stellar to complete the Phunware Business Combination or another business combination from May 24, 2018 (the date by which Stellar is currently required to complete a business combination) until the Extended Date (the “Contribution”). For example, if Stellar takes until November 26, 2018 to complete a business combination, which would represent six calendar months, Stellar’s insiders would make aggregate maximum Contributions of approximately $828,073, or $0.12 per share (assuming no public shares were redeemed) (the “Contribution”). Each Contribution will be deposited in the Trust Account within five calendar days from the beginning of such calendar month (or portion thereof). Accordingly, if the Extension Amendment is approved and the Extension is implemented and Stellar takes the full time through the Extended Date to complete the initial business combination, the redemption amount per share at the meeting for such business combination or Stellar’s subsequent liquidation will be approximately $10.50 per share, in comparison to the current redemption amount of approximately $10.38 per share (assuming no public shares were redeemed). The Contribution is conditioned upon the implementation of the Extension Amendment. The Contribution will not occur if the Extension Amendment is not approved or the Extension is not completed. The amount of the Contribution will not bear interest and will be repayable by us to our Sponsor upon consummation of an initial business combination. If our Sponsor advises us that it does not intend to make the Contribution, then the Extension Amendment and the Adjournment Proposal will not be put before the shareholders at the Special Meeting and we will dissolve and liquidate in accordance with our charter. Sponsor will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if Sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

The Company’s IPO prospectus and charter provide that the Company has until May 24, 2018 to complete the Phunware Business Combination or another initial business combination if the Phunware Business Combination is not consummated.

On February 27, 2018, Stellar entered into the Merger Agreement with Phunware and Merger Sub. The Merger Agreement provides for the merger of Merger Sub with and into Phunware, with Phunware continuing as the surviving corporation.

Stellar intends to change its corporate structure and domicile by way of continuation from a corporation incorporated under the laws of the Republic of the Marshall Islands to a corporation incorporated under the laws of the State of Delaware (the “Redomestication”). The Redomestication is expected to become effective immediately prior to the consummation of the Phunware Business Combination and will be effected by the filing of a Certificate of Corporate Domestication and a Certificate of Incorporation (the “Delaware Redomestication Documents”) with the Delaware Secretary of State and a filing of an application to de-register with the Registrar of Corporations of the Republic of the Marshall Islands. Upon the effectiveness of the Redomestication, Stellar will continue its existence in the form of a Delaware corporation and, in connection with the Phunware Business Combination, Stellar will change its corporate name to “Phunware, Inc.” (the “Successor”) and all outstanding securities of Stellar will be deemed to constitute outstanding securities of the continuing Delaware corporation.

The Merger Agreement is subject to standard conditions to the closing. In addition, the Closing is subject to the following additional conditions:

●  The SEC shall have declared effective a registration statement on Form S-4 under the Securities Act to register the issuance of the securities to be issued in the Redomestication and the Phunware Business Combination; and

●  Stellar has at least $40 million cash, net of its unpaid expenses and liabilities.

Pursuant to the Merger Agreement, upon the closing, (i) the shares of common stock of Phunware issued and outstanding immediately prior to the Phunware Business Combination will be cancelled in exchange for the right to receive (A) an aggregate number of shares of Successor common stock equal to the quotient of the aggregate merger consideration of $301,000,000, subject to adjustment, divided by the Redemption Price (as defined therein) and (B) a number of the 929,890 warrants to purchase shares of Successor common stock that are currently held by the Sponsor that the Phunware stockholders elect to purchase at a price of $0.50 per warrant by reducing their shares of Successor common stock by the equivalent value, (ii) all outstanding warrants to acquire shares of Phunware stock will be cancelled in exchange for the right to receive a new warrant to purchase shares of Successor common stock and (iii) all outstanding options of Phunware will be assumed by the Successor.

Each party agreed in the Merger Agreement to use its commercially reasonable efforts to effect the closing of the Phunware Business Combination. The Merger Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Merger Agreement and the earlier of the closing or the termination of the Merger Agreement in accordance with its terms, including covenants regarding (1) seeking an extension of the deadline for Stellar to consummate an initial business combination, (2) no solicitation of other competing transactions, subject to certain exclusions, (3) designation of members of the Successor’s post-closing board of directors, (4) maintenance by Stellar of a minimum cash balance, (5) efforts to consummate a block-chain technology token generation event and (6) solicitation of voting agreements.

Phunware offers a fully integrated software platform that equips Fortune 5000 companies with the products, solutions and services necessary to engage, manage and monetize their mobile application portfolios globally at scale. According to comScore’s 2017 Mobile App Report, consumers spend 66% of their total digital time with mobile devices (smartphones and tablets), and 87% of their mobile time in mobile apps (vs. on mobile web). (Source: comScore 2017 Mobile App Report) Given this reality, brands must establish a strong identity on mobile, especially on devices and platforms specific to the Apple iOS and Google Android operating systems and ecosystems. Phunware help brands define, create, launch, promote, monetize and scale their mobile identities as a means to anchor the digital transformation of their customers’ journeys and brand interactions. Phunware’s MaaS platform provides the entire mobile lifecycle of applications, media and data in one login through one procurement relationship.

Phunware creates, licenses and manages category-defining mobile experiences for brands and their application users worldwide. Phunware has successfully expanded its addressable market reach into several important and fast-growing markets: mobile cloud software, media, data science and cryptonetworking. Phunware’s position at the intersection of these markets has resulted in a current inventory of more than 2 billion Phunware IDs across numerous of mobile application portfolios for more than one billion monthly active unique devices across more than two trillion database events and petabytes of information.

Phunware offers its platform as SaaS, Data-as-a-Service (“DaaS”) and transactional media. Phunware’s business model includes recurring subscriptions, reoccurring transactions and services, often as one-year to five-year software or data licenses, or transaction-based media insertion orders. Phunware prioritizes its sales and marketing efforts first on recurring SaaS and DaaS subscriptions, second on reoccurring transactions and third on services. In years in which transactional engagements are not expected to be attractive for gross margins, they are either avoided or pursued opportunistically only. Phunware’s target customers are Fortune 5000 and enterprise companies with large digital, mobile, marketing and information technology budgets and spending that are enacting digital transformation in their businesses. These include companies from all vertical markets, including, for example, Fox Networks Group in Media & Entertainment, Cedars Sinai in Healthcare, Kohl’s in Retail, Wynn Resorts in Hospitality, Ft. Lauderdale Airport in Aviation, Brickell City Center in Real Estate, AT&T in Sports and the City of Las Vegas in Government.

Stellar’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public shareholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that the Phunware Business Combination would be in the best interests of our shareholders, and because we will not be able to conclude the business combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, beyond May 24, 2018 to the Extended Date. We intend to hold another shareholder meeting prior to the Extended Date in order to seek shareholder approval of the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated.

We believe that the foregoing charter provision was included to protect Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given the Company’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal is Not Approved

The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or Trust Amendment Proposal is not approved and we have not consummated a business combination by May 24, 2018, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Marshall Islands law to provide for claims of creditors and other requirements of other applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Placement Warrants.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will file an amendment to the charter with the Office of the Registrar of Corporations of the Republic of the Marshall Islands in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, common stock and warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our shareholders.

You are not being asked to vote on the Phunware Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, provided that you are a shareholder on the record date for the special meeting to consider the Phunware Business Combination, you will retain the right to vote on the Phunware Business Combination if and when it is submitted to shareholders and the right to redeem your public shares for cash in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $71.6 million that was in the Trust Account as of February 28, 2018. We will not proceed with the Extension if redemptions or repurchases of our public shares cause us to have less than $5,000,001 of net tangible assets (which would occur if there are redemptions or repurchases of more than approximately 95% of our public shares) following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Redemption Rights

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, and the Extension is implemented, public shareholders may seek to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST AFFIRMATIVELY VOTE EITHER “FOR” OR “AGAINST” THE EXTENSION AMENDMENT PROPOSAL AND THE TRUST AMENDMENT PROPOSAL, CHECK THE BOX ON THE PROXY CARD PROVIDED FOR THAT PURPOSE AND RETURN THE PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS PROVIDED, SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on May   , 2018 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on May   , 2018 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal and the Trust Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on May   , 2018 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of February 28, 2018, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.38 at the time of the Special Meeting. The closing price of the Company’s common stock on          , 2018 was $            .

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on May   , 2018 (two business days before the Special Meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights

The following is a summary of the material U.S. federal income tax considerations for holders of our shares that elect to have their shares redeemed for cash. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Services (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary. This summary does not address any laws other than the United States federal income tax law, such as the U.S. federal estate tax, U.S. state and local tax laws and the tax laws of any non-U.S. jurisdictions. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:

●	certain U.S. expatriates;

●	traders in securities that elect mark-to-market treatment;

●	S corporations;

●	redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

●	financial institutions;

●	mutual funds;

●	qualified plans, such as 401(k) plans and individual retirement accounts;

●	insurance companies;

●	broker-dealers;

●	regulated investment companies (or RICs);

●	real estate investment trusts (or REITs);

●	persons holding shares as part of a “straddle,” “hedge,” “conversion transaction,” “synthetic security” or other integrated investment;

●	persons subject to the alternative minimum tax provisions of the Code;

●	persons subject to the Medicare contribution tax imposed under the Code;

●	tax-exempt organizations;

●	persons that actually or constructively own 5 percent or more of our shares;

●	our Sponsor and its shareholders; and

●	redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our shares (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding our shares, you should consult your tax advisor. This summary assumes that shareholders hold our shares as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.

WE URGE HOLDERS OF OUR SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Shareholders

This section is addressed to Redeeming U.S. Holders (as defined below) of our shares that elect to have their shares redeemed for cash. For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:

●	a citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof;

●	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

●	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

Tax Treatment of the Redemption — In General

The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.

A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the cash received in the redemption and such shareholder’s adjusted basis in the shares so redeemed if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

A redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying options to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such voting shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of our outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that Redeeming U.S. Holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.

If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends-received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.

As these rules are complex, Redeeming U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year ending December 31, 2017. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income (in our case, our taxable year ending December 31, 2017), if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year (in our case, our taxable years ending December 31, 2018 and December 31, 2019); and (3) the corporation is not in fact a PFIC for either of those years. The applicability of the start-up exception to us will not be known until after the close of our current taxable year ending December 31, 2018. Even if the Phunware Business Combination is completed during our taxable year ending December 31, 2018, we may still meet one of the PFIC tests depending on the timing of the acquisition and the amount of our passive income and assets as well as any passive income and assets of the businesses acquired in the Phunware Business Combination. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any Redeeming U.S. Holder who held our shares or warrants at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:

●	any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

●	any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,

●	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

●	the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

●	the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to the ownership of shares of a PFIC, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.

If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because such holder made a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or because such holder made a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.

Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. A mark-to-market election may not be made with respect to our warrants.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.

The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares and/or warrants should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

U.S. Federal Income Tax Considerations to Non-U.S. Shareholders

This section is addressed to Redeeming Non-U.S. Holders (as defined below) of our shares that elect to have their shares redeemed for cash. For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.

Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a Redeeming U.S. Holder for U.S. federal income tax purposes. See the discussion above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.”

Any Redeeming Non-U.S. Holder will not be subject to U.S. federal income tax on any gain recognized as a result of the exchange unless:

●	such shareholder is an individual who is present in the United States for 183 days or more during the taxable year in which the redemption takes place and certain other conditions are met; or

●	such shareholder is engaged in a trade or business within the United States and any gain recognized in the exchange is treated as effectively connected with such trade or business (and, if an income tax treaty applies, the gain is attributable to a permanent establishment maintained by such holder in the United States), in which case the Redeeming Non-U.S. Holder will generally be subject to the same treatment as a Redeeming U.S. Holder with respect to the exchange, and a Redeeming Non-U.S. Holder that is classified as a corporation for U.S. federal income tax purposes may be subject to an additional branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty).

With respect to any redemption treated as a distribution rather than a sale, any amount treated as dividend income to a Redeeming Non-U.S. Holder will generally be subject to U.S. withholding tax at a rate of 30%, unless the Redeeming Non-U.S. Holder is entitled to a reduced rate of withholding under an applicable income tax treaty. Dividends received by a Redeeming Non-U.S. Holder that are effectively connected with such holder’s conduct of a U.S. trade or business (and, if an income tax treaty applies, such dividends are attributable to a permanent establishment maintained by the Redeeming Non-U.S. Holder in the United States), will be taxed as discussed above under “U.S. Federal Income Tax Considerations to U.S. Shareholders.” In addition, dividends received by a Redeeming Non-U.S. Holder that is classified as a corporation for U.S. federal income tax purposes that are effectively connected with the holder’s conduct of a U.S. trade or business may also be subject to an additional branch profits tax at a rate of 30% or such lower rate as may be specified by an applicable income tax treaty.

Redeeming Non-U.S. Holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.

Backup Withholding

In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:

●	fails to provide an accurate taxpayer identification number;

●	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

●	in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in redemption of your shares.

The Special Meeting

Date, Time and Place.  The Special Meeting of the Company’s shareholders will be held at 10:00 a.m. Eastern Time on May   , 2018 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Voting Power; Record Date.  You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s common stock at the close of business on            , 2018, the record date for the Special Meeting. You will have one vote per proposal for each share of Company common stock you owned at that time. The Company warrants do not carry voting rights.

Votes Required.  Approval of the Extension Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 9,010,177 outstanding shares of the Company’s common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal and the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment or the Trust Amendment Proposal. You will be entitled to redeem your shares for cash in connection with this vote only if you vote “FOR” or “AGAINST” each of the Extension Amendment Proposal and the Trust Amendment Proposal and elect to redeem your shares for a pro rata portion of the funds available in the trust account in connection with the Extension Amendment Proposal and the Trust Amendment Proposal. If you abstain from voting on the Extension Amendment Proposal or the Trust Amendment Proposal, then you will not be eligible to redeem your shares. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

Proxies; Board Solicitation; Proxy Solicitor.  Your proxy is being solicited by the Board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to shareholders at the Special Meeting. The Company has engaged Advantage Proxy to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Required Vote

The affirmative vote by holders of at least 65% of the Company’s outstanding common stock is required to approve the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us and less up to $50,000 of such net interest to pay dissolution expenses), divided by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public shareholders as shareholders of the Company (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under Marshall Islands law to provide for claims of creditors and other requirements of other applicable law. The approval of both the Extension Amendment and the Trust Amendment are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement either amendment unless our shareholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our shareholders.

Our Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment and the Trust Amendment. On the record date, our Sponsor, directors and executive officers of the Company and other initial shareholders beneficially owned and were entitled to vote 2,003,403 shares of the Company’s common stock representing approximately 22.2% of the Company’s issued and outstanding common stock. Our Sponsor, our directors, executive officers, other initial shareholders and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment and the Trust Amendment.

Interests of our Sponsor, Directors and Officers and Other Initial Shareholders

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our Sponsor, our officers and directors and our other initial shareholders hold an aggregate of 2,003,403 Founder Shares (purchased for $25,000) and our Sponsor holds 7,970,488 Placement Warrants (purchased for approximately $4.0 million), that would expire worthless if a business combination is not consummated;

●	the fact that (i) our Sponsor holds promissory notes in the aggregate amount of $771,400, which notes are convertible into warrants, which may not be repaid if a business combination is not consummated and (ii) Phunware holds a promissory note in the amount of $201,268 that may not be repaid if the Phunware Business Combination is not consummated;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, Messrs. Tsirigakis and Syllantavos have agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.38 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal and Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our IPO prospectus and charter provide that the Company has until May 24, 2018 to complete the Phunware Business Combination or another initial business combination if the Phunware Business Combination is not consummated.

The Company’s IPO prospectus and charter stated that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before May 24, 2018, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock is required to extend our corporate existence, except in connection with, and effective upon the consummation of a business combination. Because we continue to believe that the Phunware Business Combination would be in the best interests of our shareholders and because we will not be able to conclude the Phunware Business Combination within the permitted time period, the Board has determined to seek shareholder approval to extend the date by which we have to complete the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, beyond May 24, 2018 to the Extended Date.

The Company is not asking you to vote on the Phunware Business Combination, or another business combination in the event that the Phunware Business Combination is not consummated, at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on such business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

The Company’s charter provides that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete its business combination before May 24, 2018, the Company will provide its public shareholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to us), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe that, given the Company’s expenditure of time, effort and money on the potential business combination, circumstances warrant providing public shareholders an opportunity to consider a business combination.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our Board adjourn the Special Meeting beyond May 24, 2018.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or in person at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

As of the record date, there were a total of 9,010,177 shares of common stock outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Astra Maritime Corp. (2)	423,149	4.7%
Dominion Investments Inc. (2)	500,176	5.6%
Magellan Investments Corp. (3)	443,157	4.9%
Firmus Investments Inc. (3)	460,162	5.1%
Prokopios Tsirigakis (2)	923,325	10.2%
George Sylantavos (2)	903,319	10.0%
Alexandros Argyros	12,740	*
Tiziano Paravanga	9,555	*
Eleonora (Liona) Bacha	9,555	*
Boothbay Absolute Return Strategies LP (4)	811,831	9.0%
AQR Capital Management, LLC (5)	800,000	8.9%
Bulldog Investors LLC (6)	679,400	7.5%
Hudson Bay Capital Management, L.P. (7)	625,000	6.9%
All directors and executive officers as a group (5 individuals)	1,858,494	20.6%

*Less than 1%

(1)	Unless otherwise indicated, the business address of each of the shareholders is 90 Kifissias Avenue, Maroussi 15125, Athens, Greece.

(2)	Mr. Tsirigakis is the sole shareholder of Astra Maritime Corp. and of Dominium Investments Inc. As a result, Mr. Tsirigakis may be deemed to be beneficial owner of any shares deemed to be beneficially owned by Astra Maritime Corp. and by Dominium Investments Inc.

(3)	Mr. Syllantavos is the sole shareholder of Magellan Investments Corp. and of Firmus Investments Inc. As a result, Mr. Syllantavos may be deemed to be beneficial owner of any shares deemed to be beneficially owned by Magellan Investments Inc. and Firmus Investments Inc.

(4)

According to a Schedule 13G/A filed with the SEC on February 15, 2017, on behalf of Boothbay Absolute Return Strategies LP, a Delaware limited partnership, Boothbay Fund Management, LLC, a Delaware limited liability company, acts as investment manager of Boothbay Absolute Return Strategies LP. Ari Glass is Managing Member of Boothbay Fund Management, LLC. By virtue of these relationships, Boothbay Fund Management, LLC and Mr. Glass may be deemed to have shared voting and dispositive power with respect to the securities owned directly by Boothbay Absolute Return Strategies LP. The business address of this shareholder is 810 7th Avenue, Suite 615, New York, NY 10019-5818.

(5)	According to a Schedule 13G filed with the SEC on February 13, 2017, on behalf of AQR Capital Management, LLC, AQR Capital Management Holdings, LLC and CNH Partners, LLC, each a Delaware limited liability company. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. CNH Partners is deemed to be controlled by AQR Capital Management, LLC. AQR Capital Management, LLC serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company that holds 6.66% of the securities of the issuer owned by AQR Capital Management, LLC. The business address of this shareholder is Two Greenwich Plaza, Greenwich, CT 06830.

(6)	According to a Schedule 13G/A filed with the SEC on January 31, 2017, on behalf of Bulldog Investors LLC, a Delaware limited liability company, Phillip Goldstein, Andrew Dakos and Steven Samuels. Bulldog Investors, LLC is deemed to be the beneficial owner of 679,400 shares of the issuer by virtue its power to direct the vote of, and dispose of, such shares. Such securities are beneficially owned by certain entities over which Messrs. Goldstein, Dakos and Samuels exercise control, including Opportunity Partners LP, Calapasas West Partners LP, Full Value Special Situations Fund LP, Full Value Offshore Fund Ltd., Full Value Partners LP, Opportunity Income Plus Fund LP, and MCM Opportunity Partners LP(collectively, Bulldog Investors Funds). Bulldog Investors Funds may be deemed to constitute a group. All other shares included in the aforementioned 679,400 shares of the issuer owned by Bulldog Investors, LLC (solely by virtue of its power to sell or direct the vote of these shares) are also beneficially owned by clients of Bulldog Investors, LLC who are not members of any group. The business address of this shareholder is Park 80 West, 250 Pehle Ave. Suite 708, Saddle Brook, NJ 07663.

(7)	According to a Schedule 13G filed with the SEC on January 30, 2017, on behalf of Hudson Bay Capital Management, L.P., a Delaware limited partnership and Sander Gerber. Hudson Bay Capital Management, L.P. serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the securities reported are held, may be deemed to be the beneficial owner of all shares of common stock of the Company held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the Hudson Bay Capital Management, L.P. Mr. Gerber disclaims beneficial ownership of these securities. The business address of this shareholder is 777 Third Avenue, 30th Floor, New York, NY 10017.

SHAREHOLDER PROPOSALS

If the Extension Amendment and Trust Amendment proposals are approved, our 2018 annual meeting of shareholders will likely be held no later than December 31, 2018, unless we consummate our initial business combination before such date. If you are a shareholder and you want to include a proposal in the proxy statement for the 2018 annual meeting, you need to provide it to us by no later than approximately            , 2018. You should direct any proposals to our Chief Executive Officer at our principal office. If you are a shareholder and you want to present a matter of business to be considered or nominate a director to be elected at the year 2018 annual meeting, under our bylaws, you must deliver notice of a nomination or proposal to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of shareholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the shareholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us.

Accordingly, for our 2018 annual meeting, assuming the meeting is held on or about December 31, 2018, notice of a nomination or proposal must be delivered to us no later than October 1, 2018 and no earlier than September 1, 2018. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any shareholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment and Trust Amendment proposals are not approved and the Company fails to complete a qualifying business combination on or before May 24, 2018, there will be no annual meeting in 2018.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions

●	If the shares are registered in the name of the shareholder, the shareholder should contact us at Stellar Acquisition III Inc., 90 Kifissias Avenue, Maroussi Athens, Greece, or +30 210 876-4876, to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565

You may also obtain these documents by requesting them in writing or by telephone from the Company at the following address and telephone number:

Stellar Acquisition III Inc.
90 Kifissias Avenue

Maroussi Athens, Greece
+30 210 876-4876

If you are a shareholder of the Company and would like to request documents, please do so by May   , 2018, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
STELLAR ACQUISITION III INC.

1.	The undersigned, being a duly authorized officer of STELLAR ACQUISITION III INC. (the “Corporation”), a corporation existing under the laws of the Republic of the Marshall Islands, does hereby certify as follows:

2.	The name of the Corporation is Stellar Acquisition III Inc.

3.	The Corporation’s Articles of Incorporation were filed in the Office of the Registrar of Corporations of the Republic of the Marshall Islands on December 8, 2015, the Corporation’s Amended and Restated Articles of Incorporation were filed in the Office of the Registrar of Corporations of the Republic of the Marshall Islands on January 29, 2016, and the Corporation’s Second Amended and Restated Articles of Incorporation were filed in the office of the Office of the Registrar of Corporations of the Republic of the Marshall Islands on August 18, 2016.

4.	This Amendment to the Second Amended and Restated Articles of Incorporation amends the Second Amended and Restated Articles of Incorporation of the Corporation.
5.

This Amendment to the Second Amended and Restated Articles of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of shareholders in accordance with the provisions of Sections 90 and 93 of Division 9 of the Republic of the Marshall Islands Business Corporations Act (the “BCA”).

6.

The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on June 30, 2016, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”) established for the benefit of the Public Shareholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes and for working capital purposes (including repayment from interest of loans made to the Corporation by the Sponsor or application of withdrawn or accrued interest to the Sponsors’ obligation to loan the Corporation money in connection with an extension described in Section 9.1(c) below), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earlier of (i) the completion of the initial Business Combination and (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by November 26, 2018. Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are affiliates of Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. or Firmus Investments Inc. (the “Sponsors”) or officers or directors of the Corporation) are referred to herein as “Public Shareholders.”

7.	Section 9.1(c) of Article IX is hereby deleted in its entirety.

A-1

8.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated a Business Combination by November 26, 2018, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to the Corporation and less up to $50,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the BCA to provide for claims of creditors and other requirements of applicable law.

9.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Section 9.7 Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) that would affect the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated a Business Combination by November 26, 2018, the Public Shareholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable and working capital released to the Corporation), divided by the number of then outstanding Offering Shares.  No such amendment may be made to Section 9.2(d) if the redemption of Offering Shares provided pursuant to this Section 9.7 would result in the Corporation having net tangible assets of less than the Redemption Limitation.

IN WITNESS WHEREOF, I have signed this Amendment to the Second Amended and Restated Articles of Incorporation this ___ day of May, 2018.

Name:
Title:

A-2

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST
AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of May __, 2018, by and between Stellar Acquisition III Inc., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on August 24, 2016, the Company consummated an initial public offering (the “Offering”) of units of the Company’s equity securities, each such unit comprised of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant, each warrant entitling the holder thereof to purchase one share of Common Stock;

WHEREAS, the Company entered into an Underwriting Agreement with Maxim Group LLC, as representative of the several underwriters named therein (the “Underwriting Agreement”);

WHEREAS, $70,386,222 of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) were delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Company’s Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of August 18, 2016 by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, on August 24, 2017, the Company’s sponsors (the “Sponsors”) deposited into the Trust Account an aggregate of $303,300, and the Company instructed the Trustee to apply toward the principal held in the Trust Account $99,236 of interest earned on the funds in the Trust Account available for withdrawal, representing an aggregate of $402,536, or $0.058 per public share, in connection with the extension of the period of time the Company has to consummate a business combination by three months to November 26, 2017;

WHEREAS, on November 26, 2017, the Sponsors deposited into the Trust Account an aggregate of $301,000, and the Company instructed the Trustee to apply toward the principal held in the Trust Account $101,536 of interest earned on the funds in the Trust Account available for withdrawal, representing an aggregate of $402,536, or $0.058 per public share, in connection with the extension of the period of time the Company has to consummate a business combination by three months to February 24, 2018;

WHEREAS, on February 23, 2018, the Sponsors deposited into the Trust Account an aggregate of $167,100, Phunware, Inc., a Delaware corporation, deposited into the Trust Account an aggregate of $201,268 and the Company instructed the Trustee to apply toward the principal held in the Trust Account $34,168 of interest earned on the funds in the Trust Account available for withdrawal, representing an aggregate of $402,536, or $0.058 per public share, in connection with the extension of the period of time the Company has to consummate a business combination by three months to May 24, 2018;

WHEREAS, the Company has sought the approval of its Public Shareholders at a meeting of its shareholders to: (i) extend the date before which the Company must complete a business combination from May 24, 2018 to November 26, 2018 or such earlier date as determined by the Board (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed a business combination from May 24, 2018 to November 26, 2018 (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the Company’s outstanding shares of common stock approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend and restate the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment of Trust Agreement.

1.1 Each of the following provisions of the Original Agreement is hereby deleted in its entirety:

a)	the third recital;
b)	Section 1(l);
c)	Section 2(h);
d)	Section 2(i); and
e)	Exhibit D.

1.2 The fourth recital of the Original Agreement is hereby amended and restated in its entirety as follows:

“WHEREAS, as described in the Registration Statement, $                  of the gross proceeds of the Offering and sale of the Private Placement Warrants (as defined in the Underwriting Agreement) have been delivered to the Trustee to be deposited and held in a segregated trust account located in the United States (the “Trust Account”) for the benefit of the Company and the holders of the Common Stock included in the Units issued in the Offering as hereinafter provided (the amount to be delivered to the Trustee (and any interest subsequently earned thereon), is referred to herein as the “Property,” the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);”'’

1.3. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and working capital released to us and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) on November 26, 2018, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (which interest shall be net of any taxes payable and working capital released to us and less up to $50,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by November 26, 2018, the Trustee shall keep the Trust Account open until 12 months following the date the Property has been distributed to the Public Shareholders;”

1.4. Section 1(j) of the Original Agreement is hereby amended and restated in its entirety as follows:

“Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C (a “Withdrawal Instruction”), withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property or for working capital purposes, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution; so long as there is no reduction in the principal amount initially deposited in the Trust Account; provided, however, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the Republic of Marshall Islands for the Company and a written statement from the principal financial officer of the Company setting forth the actual amount payable (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request;”

1.5. A new Section 1(l) is hereby added to the Original Agreement as follows:

“(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute to the Company the amount requested by the Company to be used to redeem shares of Common Stock from Public Shareholders in the event that the Company’s shareholders approve an amendment to the Company’s amended and restated Articles of Incorporation to extend the time period in which the Company must complete its initial Business Combination or liquidate the Trust Account. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request.”

1.6. Section 1(k) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(l) Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j) or (k) above.”

1.7. A new Exhibit D is hereby added to the Original Agreement as follows:

“EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor

New York, New York 10004
Attn: Steven Nelson

Re: Trust Account No. Shareholder Redemption Withdrawal Instruction

Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Stellar Acquisition III Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of August 18, 2016 (as amended from time to time, “Trust Agreement”), the Company hereby requests that you deliver to the Company $     of the principal and interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay its public shareholders who have properly elected to have their shares of Common Stock redeemed by the Company in connection with the shareholder vote to approve an amendment to the Company’s amended and restated Articles of Incorporation to extend the time in which the Company must complete a Business Combination or liquidate the Trust Account. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,

Stellar Acquisition III Inc.

By:
Name: Title:

cc: Maxim Group LLC”

2. Miscellaneous Provisions.

2.1. Successors.  All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability.  This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law.  This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

2.4. Counterparts.  This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings.  The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement.  The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name: Title:

Stellar Acquisition III Inc.

By:
Name: Title:

[Signature Page to Amendment to Investment Management Trust Agreement]

STELLAR ACQUISITION III INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

May     , 2018

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated April   , 2018, in connection with the Special Meeting of shareholders to be held at 10:00 a.m. Eastern Time on May    , 2018 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Prokopios (Akis) Tsirigakis and George Syllantavos, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Special Meeting of shareholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL, AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on May    , 2018:

This notice of meeting and the accompanying Proxy Statement are available at .

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.	Please mark votes as indicated in this example	☒

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company's second amended and restated articles of incorporation to extend the date that the Company has to consummate a business combination from May 24, 2018 to November 26, 2018 or such earlier date as determined by the Board.	☐	☐	☐

Proposal 2 – Trust Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Investment Management Trust Agreement, dated August 18, 2016, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to extend the date on which Continental must liquidate the Trust Account established in connection with the Company's initial public offering if the Company has not completed a business combination from May 24, 2018 to November 26, 2018 and to permit the withdrawal of funds from the Trust Account to pay shareholders who properly exercise their redemption rights in connection with the Extension Amendment Proposal.	☐	☐	☐

Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting of shareholders to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.	☐	☐	☐

You may exercise your redemption rights by marking the “Exercise Redemption Rights” box below. If you exercise your redemption rights, then you will be exchanging your public shares of the common stock of the Company for cash and you will no longer own such public shares. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH FOR THOSE PUBLIC SHARES IF YOU TENDER YOUR STOCK CERTIFICATES REPRESENTING SUCH REDEEMED PUBLIC SHARES TO THE COMPANY'S DULY APPOINTED AGENT PRIOR TO THE VOTE AT SUCH MEETING.

EXERCISE REDEMPTION RIGHTS ☐

Date: _______________________________________, 2018

_________________________________________________
Signature

_________________________________________________
Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.